EXHIBIT 99.1 SunTrust Robinson Humphrey’s 33rd Annual Institutional Conference

May 25, 2004

Safe Harbor

Statements made in this document which are not purely historical are forward-looking statements as defined in the “Private Securities Litigation Reform Act of 1995,” including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth’s most recent annual report on Form 10-K for the year ended December 31, 2003, and quarterly report on Form 10-Q for the quarter ended March 31, 2004, describe factors which could cause results to differ materially from management’s current expectations. Such factors include, but are not limited to: the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth’s operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers’ borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth. Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

AmSouth Maintains a Leadership Position in Attractive Markets

$ 8.0 billion Market Cap

$ 47 billion in Assets

660+ Branches

1,200+ ATM’s

13,000 Employees

Leading Businesses

Mutual fund assets

Trust assets

Annuity Sales

Small business lending

Consumer lending

Equipment leasing

Electronic banking

Performance Reflects Focused Execution of a Solid Plan

2001-2003 RESULTS

Earnings per share growth 10%

Return on equity 20%

Efficiency ratio 52%

Our Strategic Plan has Delivered Sustained Results

Home equity growth in consumer banking

Low-cost deposit growth in business banking

Florida growth strategy delivering

Record commercial real estate transactions

Wealth management repositioning paying off

Benchmarked improvements in service quality

and organization productivity

High volumes for Internet delivery channel

Improved Credit Quality

AmSouth Outperforms Broader Markets

Total Return %

2001 2002 2003

180

160

83%

140

120

100 29%

80

60 -12%

40

Dec Feb Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec

AmSouth S&P 500 Banks S&P 500

Enhancing Shareholder Wealth

2001 - 2003

Market capitalization +$2.9 billion

Cash dividends paid +$900 million

Share repurchases + $700 million

TOTAL SHAREHOLDER WEALTH ADDED $4.5 BILLION

Strategic Initiatives

Sustained growth in Consumer Banking

Continued aggressive growth in Business Banking

Grow Commercial Banking business with improved credit quality

Double contribution from Wealth Management

Double Florida’s contribution

Emphasis on sales productivity, service quality and customer retention

Leverage technology across all lines of business with increasing emphasis on Internet services

Sustain Growth in Consumer Banking

Major Objectives 2004 - 2006

Grow consumer deposits by 10%

Grow consumer checking households by 6%

Cross-sell each checking household a minimum of 6 services

Increase mortgage originations to $10 billion a year

Grow home equity lending 15% per year

Continue Aggressive Growth in Business Banking

Major Objectives 2004 - 2006

Grow business deposits 20% annually

Grow business loans 12% annually

Grow households 10% annually

Reach cross-sell ratio of 6 products per household

Grow Commercial Banking with Improved Credit Quality

Major Objectives 2004 - 2006

Consistent revenue growth of at least 10% annually

Maintain credit losses below .25%

Maintain operating leverage

Double Contribution from Wealth Management

Major Objectives 2004 - 2006

Grow Private Client households a minimum of 25% per year

Grow Trust and Investment Management revenues at double digit rates each year

Over the next three years, produce an annual compounded growth rate of 23% in Investment

Services revenues

Continue to grow other Wealth Management revenues through expanded product offerings and improved execution

Double Florida’s Contribution

Major Objectives 2004 - 2006

Grow Deposits 20%+ annually

Achieve #4 Share in all Markets

– Branch expansion

Expanding in existing markets

Growing mature branches

Capitalizing on all Lines of Business

Accelerate the growth

Key Elements of a Successful Branch Expansion

Capitalize on existing processes

Experienced leadership team

Additional incentives and performance measurement systems

Focus on relentless execution

Accelerate and strengthen the process already in place!

Emphasize Sales Productivity, Service Quality and Customer Retention

Major Objectives 2004-2006

Branch Service Quality

Improve service ratings to 4.9 on a 5-point scale

Service Performance Standards

Meet or exceed standard on at least 95 percent of service performance standards

Internal Service Quality

Maximize internal service quality as measured by surveys of branches

Leverage Technology with an Emphasis on Internet Services

Major Objectives 2004-2006

Grow customer acceptance and utilization of Internet banking services

Enhance technology across business units to improve efficiency, enhance service quality and support sales

Ensure that the highest levels of service quality are maintained and improved to accommodate business growth

Focus on improving operating efficiency and identifying fee revenue opportunities

1st Quarter Performance

1Q 2004 HIGHLIGHTS

Earnings per share $ 0.45

Return on equity 20%

Return on assets 1.40%

Efficiency ratio 55%

NPA’s to loans 0.45%

Net charge-off’s ratio 0.38%

Good Balance Sheet Momentum

Billions $32

$31 $30 $29 $28 $27 $26

1Q 03 2Q 03 3Q 03 4Q 03 1Q04

Loans Deposits

Driven by Investments in Growth

People

Added relationship managers in Consumer, Commercial and Wealth Management

Branches

Added facilities in high-growth markets that have quickly become profitable

Technology

Opened operations center and added sales and back-end support and enhanced Internet capabilities

And Improved Credit Quality

%

0.80 0.70 0.60 0.50 0.40 0.30

1Q 03 2Q 03 3Q 03 4Q 03 1Q04

Nonperforming Assets Ratio Net Charge-Offs Ratio

Current Year Earnings Guidance

2004 Earnings Per Share in a Range of $1.87 to $1.92

More Stable Net Interest Margin

Continued Deposit and Earning Asset Growth

Sustained Credit Quality Improvement

Steady Growth in Noninterest Revenues

Moderate Increase in Noninterest Expenses

SunTrust Robinson Humphrey’s 33rd Annual Institutional Conference

May 25, 2004